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                                                                   EXHIBIT 10.35

                                    SUBLEASE

     THIS SUBLEASE is made and entered into this 23th day of August, 2001, by and between I-FRONTIER CORP., a Pennsylvania corporation ("Sublandlord"), and GLOBAL AFFILIATES, INC., a Delaware corporation ("Subtenant").

     1.   BASIC LEASE PROVISIONS.

          A. Property Address: 417 North Eighth Street, Philadelphia, Pennsylvania (the "Property").

          B. Subtenant's Address until the Commencement Date: 1201 Chestnut, Ste 600, Philadelphia, Pennsylvania 19107 thereafter, the Premises.

          C. Sublandlord's Address (for notices): i-frontier corp., 417 North Eighth Street, Philadelphia, Pennsylvania 19123, Attention: President.

          D. Prime Landlord: 417 North Eighth Street Associates (the "Prime Landlord").

          E. Prime Landlord's Address (for notices): 417 North Eighth Street Associates, 642 North Broad Street, Philadelphia, Pennsylvania 19103.

          F. Identification of Prime Lease and all amendments thereto: Office Lease dated January 7, 2000, between Prime Landlord, as landlord, and Sublandlord, as tenant, as amended by a First Amendment to Office Lease dated November 14, 2000 (the "Prime Lease").

          G.   Sublease Term: Fifty-Five (55) months.

          H.   Commencement Date: September 1, 2001.

          I.   Expiration Date: March 31, 2006.

          J.   Base Rent: $8,803.00 per month.

          K.   Payee of Rent: Sublandlord.

          L. Address for Payment of Rent: 417 North Eighth Street, Philadelphia, Pennsylvania 19123, Attention: President.

          M.   Sublease Share: 29.14%

          N. Description of Premises: 7,825 rentable square feet on the fifth floor of the Property as shown on the plan attached hereto as Exhibit A-1 (the "Premises").

          O.   Security Deposit: $17,606.00.

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          P.   Subtenant's Use: General office use.

          Q.   Broker: Grubb & Ellis.

     2. PRIME LEASE. Sublandlord is the tenant under the Prime Lease with the Prime Landlord. Sublandlord represents and warrants to Subtenant that (a) Sublandlord has delivered to Subtenant a full and complete copy of the Prime Lease and all other agreements between Prime Landlord and Sublandlord relating to the leasing, use, and occupancy of the Premises, (b) the Prime Lease is, as of the date hereof, in full force and effect, and (c) no event of default has occurred under the Prime Lease and, to Sublandlord's knowledge, no event has occurred and is continuing which would constitute an event of default but for the requirement of the giving of notice and/or the expiration of the period of time to cure.

     3. SUBLEASE. Sublandlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Subtenant to be performed, hereby subleases to the Subtenant, and the Subtenant accepts from the Sublandlord, the Premises legally described in Exhibit A-1 attached hereto and made a part hereof.

     4. TERM. Subject to Section 5, the term of this Lease (hereinafter "Term") shall commence on the date (hereinafter "Commencement Date") which is the earlier to occur of:

          A.   The date specified in Section 1 (H); or

          B. The date Subtenant first occupies all or part of the Premises. The Term shall expire on the date specified in Section 1 (I) ("Expiration Date"), unless sooner terminated as otherwise provided elsewhere in this Sublease.

     5. POSSESSION. Except for the work to be performed by Sublandlord: (i) to finish out the Premises (including final installation of all electrical, plumbing, voice/data, air conditioning systems, paint and carpeting); and (ii) to complete the alterations of the Premises required by Section 17(b) and Exhibit B hereof, Sublandlord agrees to deliver possession of the Premises on or before the date specified in Section 1(H) in its condition as of the execution and delivery of this Sublease, AS IS.

     6. TENANT'S USE. The Premises shall be used and occupied by the Tenant as set forth in Section 1(P).

     7. RENT. Beginning May, 2002, Subtenant agrees to pay the Base Rent set forth in Section 1(J) to Sublandlord at the address specified in Section 1(L), or to such other payee or at such other address as may be designated by notice in writing from Sublandlord to Subtenant, without prior demand therefor and without any deduction whatsoever. Base Rent shall be paid in equal monthly installments in advance on the twenty-fifth (25th) day of each month immediately prior to each month of the Term, except that the first installment of Base Rent shall be paid by Subtenant to Sublandlord upon execution of this Sublease by Subtenant. Base Rent shall be pro-rated for partial months at the beginning and end of the Term. All charges, costs and sums required to be paid by Subtenant to Sublandlord under this Sublease in addition to Base Rent shall be deemed "Additional Rent," and Base Rent and Additional Rent shall hereinafter collectively be referred to as "Rent." Tenant's covenant to pay Rent shall be independent of every

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other covenant in this Lease. If any payment of Rent or Additional Rent is not paid within ten (10) days after the date when due, such delinquent payment shall bear interest, which shall be payable to Sublandlord, at the rate of fifteen percent (15%) per annum (or, if lower, the highest legal rate) until paid. Notwithstanding the foregoing, Subtenant shall pay the first installment of Base Rent to Sublandlord upon execution of this Sublease by Subtenant.

     8.   ADDITIONAL RENT.

          A. If and to the extent that Sublandlord is obligated to pay additional rent under the Prime Lease to reimburse Prime Landlord for Taxes, Operating Expenses, common area maintenance charges or other expenses incurred by the Prime Landlord in connection with the Premises. Subtenant shall pay to Sublandlord, the percentage of such additional rent (to the extent such additional rent is attributable to events occurring during the term of this Sublease) set forth in Section 1(M) as the Sublease Share. Such payment shall be due from Subtenant to Sublandlord no fewer than five (5) days prior to the date upon which Sublandlord's payment of such additional rent is due to the Prime Landlord, provided that Subtenant shall have been billed therefor at least fifteen (5) days prior to such due date (which bill shall be accompanied by a copy of Prime Landlord's bill and other material furnished to Sublandlord in connection therewith).

          B. The Sublease Share provided for in Section 1(M) is calculated by dividing the rentable area of the Premises by the rentable area of the premises leased by Prime Landlord to Sublandlord pursuant to the Prime Lease. In the event the rentable area of the Premises or the area of the premises leased pursuant to the Prime Lease shall be changed during the Term, then the Sublease Share shall be recalculated.

          C. The information set forth in the bill furnished to Subtenant as provided above shall be deemed approved by Subtenant unless, within thirty (30) days after submission to Subtenant, Subtenant shall notify SubLandlord that it disputes the correctness thereof, specifying the basis for such assertion. Subtenant shall also have the same rights as SubLandlord under the Prime Lease to dispute the amounts contained in Prime Landlords statement as provided in
Section 4(h) of the Prime Lease.

     9. SUBTENANT'S OBLIGATIONS. Subtenant shall be responsible for, and shall pay the following:

          A. All utility consumption costs, including without limitation, electric and other charges incurred in connection with lighting, and providing electrical power to the Premises. Subtenant shall hold Sublandlord harmless from all costs or expenses Sublandlord may incur from Subtenant's failure to pay utility bills or to perform any of its obligations with respect to the purchase of utilities. Notwithstanding the foregoing, Sublandlord agrees that Subtenant shall be entitled to a credit for Subtenant's actual utility consumption costs with respect to the Premises, up to a maximum amount of $1,956.00 per month, which maximum monthly amount shall be reduced on a prorated per diem basis with respect to the partial calendar months in which the first and the last days of the Sublease Term occur. The Sublandlord shall not be obligated to grant a credit to subtenant for any utility consumption costs if subtenant is in default of its obligations under the sublease.

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          B.   All maintenance, repairs and replacements as to the Premises only and its equipment, to the extent Sublandlord is obligated to perform the same under the Prime Lease.

     10. QUIET ENJOYMENT. Sublandlord represents that is it has full power and authority to enter into this Sublease, subject to the consent of the Prime Landlord, under the Prime Lease. So long as Subtenant is not in default in the performance of its covenants and agreements in this Sublease, Tenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Sublandlord, or by any person claiming by, through, or under Sublandlord.

     11. SUBTENANT'S INSURANCE. Subtenant shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by Sublandlord under the Prime Lease, naming Sublandlord, as well as Prime Landlord, in the manner required therein, and such property insurance as is required to be carried by Sublandlord under the Prime Lease to the extent such property insurance pertains to the Premises. If the Prime Lease requires Sublandlord to insure leasehold improvements or alterations, then Subtenant shall insure such leasehold improvements which are located in the Premises, as well as alterations in the Premises made by Subtenant. Subtenant shall furnish to Sublandlord a certificate of Subtenant's insurance required hereunder not later than ten (10) days prior to Subtenant's taking possession of the Premises.

     12. WAIVER OF SUBROGATION. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party's property insurance. Each party shall attempt to obtain from its insurance carrier a waiver of its right of subrogation. As provided Section 21 of the Prime Lease, if any extra premium is payable for such waiver provision, the party which would benefit from the provisions shall have the option to pay for the extra premium to obtain such benefit. Subtenant hereby waives claims against Prime Landlord for property damage to the Premises or its contents if and to the extent that Sublandlord waives such claims against Prime Landlord under the Prime Lease. Subtenant agrees to obtain, for the benefit of Prime Landlord, such waiver of subrogation rights from its insurer under the same terms as required of Sublandlord under the Prime Lease. Sublandlord agrees to use reasonable efforts in good faith to obtain from Prime Landlord a waiver of claims for insurable property damage losses and an agreement from Prime Landlord to obtain a waiver of subrogation rights in Prime Landlord's property insurance, if and to the extent that Prime Landlord waives such claims against Sublandlord under the Prime Lease or is required under the Prime Lease to obtain such waiver of subrogation rights.

     13.  ASSIGNMENT OR SUBLETTING.

          A. Subtenant shall not (i) assign, convey or mortgage this Sublease or any interest under it; (ii) allow any transfer thereof or any lien upon Subtenant's interest by operation of law; (iii) further sublet the Premises or any part thereof, or (iv) permit the occupancy of the Premises or any part thereof by anyone other than Subtenant without the written consent of Sublandlord and Prime Landlord and subject to all other subletting requirements in the Prime Lease. Sublandlord's consent to an assignment of this Sublease or a further sublease of the Premises shall not be unreasonably withheld. Any cost of obtaining Prime Landlord's consent shall be borne by Subtenant.

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          B.   No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Subtenant hereunder shall have been cured. No permitted assignment or subletting shall relieve Subtenant from Subtenant's obligations and agreements hereunder and Subtenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

     14. RULES. Subtenant agrees to comply with all rules and regulations attached hereto as Exhibit "C", as the same may from time to time be amended by Prime Landlord. Sublandlord shall provide Subtenant with a copy of any amendments of the rules and regulations within 3 days of receipt from the Prime Landlord. Sublandlord shall not be liable in any way for damage caused by the non-observance by any of the other Subtenants of such similar covenants in their leases or of such rules and regulations.

     15. REPAIRS AND COMPLIANCE. Subtenant shall promptly pay for the repairs set forth in Section 9(B) hereof and Subtenant shall, at Subtenant's own expense, comply with all laws and ordinances, and all orders, rules and regulations of all governmental authorities and of all insurance bodies and their fire prevention engineers at any time in force, applicable to the Premises relating only to Subtenant's use and occupancy of the Premises. To the extent provided under the Prime Lease, Sublandlord shall make commercially reasonable efforts to enforce Prime Landlord's obligations to comply with all of the above laws and requirements relating to the Building.

     16. FIRE OR CASUALTY OR EMINENT DOMAIN. In the event of a fire or other casualty affecting the Building or the Premises, or of a taking of all or a part of the Building or Premises under the power of eminent domain, in the event Sublandlord is entitled, under the Prime Lease, to a rent abatement as a result of a fire or other casualty or as a result of a taking under the power of eminent domain, then Subtenant shall be entitled to the Sublease Share of such rent abatement unless the effect on the Premises of such fire or other casualty or such taking shall be substantially disproportionate to the amount of the abatement, in which event the parties shall equitably adjust the abatement as between themselves, based on the relative impact of the fire or other casualty, or the taking, as the case may be. If the Prime Lease imposes on Sublandlord the obligation to repair or restore leasehold improvements or alterations, Subtenant shall be responsible for repair or restoration of leasehold improvements or alterations; Subtenant shall make any insurance proceeds resulting from the loss which Sublandlord is obligated to repair or restore available to Sublandlord and shall permit Sublandlord to enter the Premises to perform the same, subject to such conditions as Subtenant may reasonably impose.

     17.  ALTERATIONS.

          A. Subtenant shall not make any alterations in or additions to the Premises ("Alterations") if to do so would constitute a default under the Prime Lease. If Subtenant's proposed Alterations would not constitute a default under the Prime Lease, Sublandlord's consent thereto shall nonetheless be required, but Sublandlord's consent to such Alterations shall not be unreasonably withheld, and if Sublandlord consents thereto, Sublandlord shall use reasonable efforts to obtain the consent of Prime Landlord, if such consent is required under the Prime Lease. If Alterations by Subtenant are permitted or consented to as aforesaid, Subtenant shall comply with all of the covenants of Sublandlord contained in the Prime Lease pertaining to the

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performance of such Alterations. In addition, Subtenant shall indemnify, defend and hold harmless Sublandlord against liability, loss, cost, damage, liens and expense imposed on Landlord arising out of the performance of Alterations by Subtenant.

          B. Prior to the Commencement Date, Sublandlord shall, at Sublandlord's expense, make the alterations to the Premises that are described in Exhibit B attached hereto. [THE FOREGOING IS SUBJECT TO LANDLORD'S REVIEW AND APPROVAL OF THE COSTS OF ALTERATIONS REQUIRED BY SUBTENANT]

     18. SURRENDER. Upon the expiration of this Sublease, or upon the termination of the Prime Lease or of the Subtenant's right to possession of the Premises, Subtenant will at once surrender and deliver up the Premises, together with all improvements thereon, to Sublandlord in good condition and repair, reasonable wear and tear excepted. Conditions existing because of Subtenant's failure to perform maintenance, repairs or replacements as required of Subtenant under this Sublease shall not be deemed "reasonable wear and tear." Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Subtenant). Subtenant shall surrender to Sublandlord all keys to the Premises and make known to Sublandlord the combination of all combination locks which Subtenant is permitted to leave on the Premises. All Alterations in or upon the Premises made by Subtenant shall become a part of and shall remain upon the Premises upon such termination without compensation, allowance or credit to Subtenant; provided, however, that Sublandlord shall have the right to require Subtenant to remove any Alterations made by Subtenant, or portion thereof. Said right shall be exercisable by Sublandlord's giving written notice thereof to Subtenant on or before thirty (30) days prior to such expiration or on or before twenty (20) days after such termination. Subtenant shall also remove any Alterations made by Subtenant, or portion thereof, which Prime Landlord may require Sublandlord to remove, pursuant to the terms of the Prime Lease. In any such event, Subtenant shall restore the Premises to their condition prior to the making of such Alteration, repairing any damage occasioned by such removal or restoration. If Sublandlord or Prime Landlord requires removal of any Alteration made by Subtenant, or a portion thereof, and Subtenant does not make such removal in accordance with this Section, Sublandlord may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, deliver the same to any other place of business of Subtenant, or warehouse the same. Subtenant shall pay the costs of such removal, repair, delivery and warehousing on demand. As between Sublandlord and Subtenant, Subtenant shall not be required to remove any Alterations performed by Sublandlord prior to the Commencement Date or to restore the Premises to their condition prior to the making of such Alterations. If, however, the term of the Sublease expires at or about the date of the expiration of the Prime Lease, and if Sublandlord is required under or pursuant to the terms of the Prime Lease to remove any Alterations performed prior to the Commencement Date, Subtenant shall permit Sublandlord to enter the Premises, upon reasonable notice for a reasonable period of time prior to the expiration of the Sublease, subject to such conditions as Subtenant may reasonably impose, for the purpose of removing its Alterations and restoring the Premises as required.

     19. REMOVAL OF SUBTENANT'S PROPERTY. Upon the expiration of this Sublease, Subtenant shall remove Subtenant's articles of personal property incident to Subtenant's business ("Trade Fixtures"); provided, however, that Subtenant shall repair any

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injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If Subtenant does not remove Subtenant's Trade Fixtures from the Premises prior to the expiration or earlier termination of the Term, Sublandlord may, at its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or deliver the same to any other place of business of Subtenant, or warehouse the same, and Subtenant shall pay the cost of such removal, repair, restoration, delivery or warehousing to Sublandlord on demand.

     20. HOLDING OVER. Subtenant shall have no right to occupy the Premises or any portion thereof after the expiration of this Sublease or after termination of this Sublease or of Subtenant's right to possession in consequence of an Event of Default hereunder. In the event Subtenant or any party claiming by, through or under Subtenant holds over, Sublandlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, damages payable by Sublandlord to Prime Landlord by reason of such holdover. For each and every month or partial month that Subtenant or any party claiming by, through or under Subtenant remains in occupancy of all or any portion of the Premises after the expiration of this Sublease or after termination of this Sublease or Subtenant's right to possession, Subtenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to one and one half times the total Base Rent and Additional Rent payable by Subtenant hereunder immediately prior to the expiration or other termination of this Sublease or of Subtenant's right to possession. The acceptance by Sublandlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

     21. ENCUMBERING TITLE. Subtenant shall not do any act which shall in any way encumber the title of Prime Landlord in and to the Building or the Property, nor shall the interest or estate of Prime Landlord or Sublandlord be in any way subject to any claim by way of lien or encumbrance, whether by operation of law by virtue of any express or implied contract by Subtenant, or by reason of any other act or omission of Subtenant. Any claim to, or lien upon, the Premises, the Building or the Property arising from any act or omission of Subtenant shall accrue only against the subleasehold estate of Subtenant and shall be subject and subordinate to the paramount title and rights of Prime Landlord in and to the Building and the Property and the interest of Sublandlord in the premises leased pursuant to the Prime Lease. Without limiting the generality of the foregoing, Subtenant shall not permit the Premises, the Building or the Property to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Subtenant or claimed to have been furnished to Subtenant in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction or sufferance of, Subtenant, provided, however, that if so permitted under the Prime Lease, Subtenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Subtenant shall give to Prime Landlord and Sublandlord such security as may be deemed satisfactory to them to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Premises, the Building or the Property by reason of nonpayment thereof, provided further, however, that on final determination of the lien or claim of lien, Subtenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

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     22.  INDEMNITY. Each party hereto agrees to indemnify and hold harmless the other party from all losses, damages, liabilities and expenses which either party may incur, or for which either party may be liable to Prime Landlord, arising from their own acts or omissions which are the subject matter of any indemnity or hold harmless between Sublandlord and Prime Landlord under the Prime Lease.

     23. SUBLANDLORD'S RESERVED RIGHTS. Sublandlord reserves the right, on reasonable prior notice, to inspect the Premises, or to exhibit the Premises to persons having a legitimate interest at any time during the Sublease term.

     24. DEFAULTS. Subtenant further agrees that any one or more of the following events shall be considered Events of Default as said term is used herein, that is to say, if-

          A. Subtenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Subtenant asking reorganization of Subtenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof, or

          B. Subtenant shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or Subtenant shall institute any proceedings for relief of Subtenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

          C. Subtenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Subtenant or any of the property of Subtenant; or

          D. Subtenant shall admit in writing its inability to pay its debts as they become due; or

          E. The Premises are levied on by any revenue officer or similar officer; or

          F. A decree or order appointing a receiver of the property of Subtenant shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof, or

          G.   Subtenant shall abandon the Premises during the Term hereof; or

          H. Subtenant shall default in any payment of Rent required to be made by Subtenant hereunder when due as herein and such default shall continue uncured for more than ten (10) days after receipt of written notice thereof; or

          I. Subtenant shall default in securing insurance or in providing evidence of insurance as set forth in Section 11 of this Sublease or shall default with respect to lien claims as

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set forth in Section 20 of this Sublease and either such default shall continue for thirty (30) days after notice thereof in writing to Subtenant; or

          J. Subtenant shall, by its act or omission to act, cause a default under the Prime Lease and such default shall not be cured within thirty (30) days after written notice or longer as provided under the Prime Lease; or

          K. Subtenant shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Subtenant, and such default shall continue for thirty (30) days after notice thereof in writing to Subtenant.

     25.  REMEDIES.

          A. Upon the occurrence of any one or more Events of Default, Sublandlord may exercise any remedy against Subtenant which Prime Landlord may exercise for default by Sublandlord under the Prime Lease.

          B. In addition to, and not in lieu of any of the foregoing rights granted to Sublandlord:

               1. IF SUBTENANT SHALL DEFAULT IN THE PAYMENT OF THE BASE RENT OR ANY OTHER SUMS DUE HEREUNDER BY SUBTENANT, AND SUCH DEFAULT SHALL CONTINUE AFTER THIRTY (30) DAYS' WRITTEN NOTICE TO SUBTENANT, SUBTENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUBTENANT IN ANY AND ALL SUITS OR ACTIONS WHICH MAY BE BROUGHT FOR SAID BASE RENT AND/OR SAID OTHER SUMS; AND IN SAID SUITS OR ACTIONS TO CONFESS JUDGMENT AGAINST SUBTENANT FOR ALL OR ANY PART OF SAID BASE RENTAL AND/OR SAID OTHER SUMS, AND FOR INTEREST AND COSTS, TOGETHER WITH AN ATTORNEY'S COMMISSION FOR COLLECTION OF FIVE PERCENT, BUT NOT LESS THAN $10,000.00. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY OF SAID BASE RENT AND/OR OTHER SUMS SHALL FALL DUE OR BE IN ARREARS, AND SUCH POWERS MAY BE EXERCISED AS WELL AFTER THE TERMINATION OR EXPIRATION OF THE TERM OF THIS SUBLEASE.

               2. WHEN THIS SUBLEASE OR SUBTENANT'S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS SUBLEASE OR ANY EXTENSION OR RENEWAL THEREOF, AND ALSO WHEN AND AS SOON AS SUCH TERM SHALL HAVE EXPIRED OR BEEN TERMINATED, SUBTENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD AS ATTORNEY FOR SUBTENANT AND ANY PERSONS CLAIMING THROUGH OR UNDER SUBTENANT TO CONFESS JUDGMENT IN EJECTMENT AGAINST SUBTENANT AND ALL PERSONS CLAIMING THROUGH OR UNDER SUBTENANT FOR THE RECOVERY BY SUBLANDLORD OF POSSESSION OF THE

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PREMISES, FOR WHICH THIS SUBLEASE SHALL BE SUFFICIENT WARRANT, WHEREUPON, IF
SUBLANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED, CANCELLED OR SUSPENDED AND POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO SUBTENANT OR ANY PERSON CLAIMING THROUGH OR UNDER SUBTENANT, SUBLANDLORD SHALL HAVE THE RIGHT, UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON ANY SUBSEQUENT TERMINATION OR EXPIRATION OF THIS SUBLEASE OR ANY RENEWAL OR EXTENSION HEREOF, OR OF SUBTENANT'S RIGHT OF POSSESSION, AS HEREINBEFORE SET FORTH, TO CONFESS JUDGMENT IN EJECTMENT AS HEREINBEFORE SET FORTH ONE OR MORE ADDITIONAL TIMES TO RECOVER POSSESSION OF THE SAID PREMISES.

               3.   IN ANY ACTION OF OR FOR EJECTMENT OR FOR BASE RENT OR
OTHER SUMS, IF SUBLANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY IT OR SOMEONE ACTING FOR IT SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE OF SUCH FACTS; AND IF A TRUE COPY OF THIS SUBLEASE (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE) BE FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE T THE CONTRARY NOTWITHSTANDING. SUBTENANT RELEASES TO SUBLANDLORD, AND TO ANY AND ALL ATTORNEYS WHO MAY APPEAR FOR SUBTENANT, ALL PROCEDURAL ERRORS IN ANY PROCEEDINGS TAKEN BY SUBLANDLORD, WHETHER BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED IN THIS SUBLEASE OR NOT, AND ALL LIABILITY THEREFOR.

     26. SECURITY DEPOSIT. To secure the faithful performance by Subtenant of all the covenants, conditions and agreements in this Sublease including, but not by way of limitation, such covenants and agreements in this Sublease which become applicable upon the termination of the same by re-entry or otherwise, Subtenant has deposited with Sublandlord the Security Deposit as specified in
Section 1(O) on the understanding that:

                         (a)  the Security Deposit or any portion thereof not
previously applied, may be applied, after ten, (10) days written notice to Subtenant, to the curing of any default that may then exist, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application Subtenant shall pay Landlord on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount;

                         (b)  should the Prime Lease be assigned by Sublandlord,
the Security Deposit or any portion thereof not previously applied may be turned over to Sublandlord's assignee and if proof of the same be turned over as aforesaid, Subtenant hereby releases Sublandlord from any and all liability with respect to the Security Deposit and/or its application or return;

                         (c)  if Subtenant shall faithfully fulfill, keep,
perform and observe all of the covenants, conditions and agreements in this Sublease set forth and contained on the part of Subtenant to be fulfilled, kept, performed and observed, the sum deposited or the portion thereof not previously applied, shall be returned to Subtenant without interest no later than thirty
(30) days after the expiration of the Term of this Sublease or any renewal or extension thereof, provided Subtenant has vacated the Premises and surrendered possession thereof to Sublandlord at the expiration of the Term or any extension or renewal thereof as provided herein; or

                         (d)  in the event that Sublandlord terminates this
Sublease or Subtenant's right to possession by reason of an Event of Default by Subtenant, Sublandlord may apply the Security Deposit against damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Subtenant's default;

     27. NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if sent by hand delivery or by United States registered or certified mail, postage prepaid, return receipt requested or if sent by overnight commercial courier service: (a) if to Subtenant, addressed to Subtenant at the address specified in
Section 1(B) or at such other place as Subtenant may from time to time designate by notice in writing to Sublandlord or (b) if to Sublandlord, addressed to Sublandlord at the address specified in Section 1(Q) or at such other place as Sublandlord may from time to time designate by notice in writing to Subtenant. Each party agrees promptly to deliver a copy of each notice, demand, request, consent or approval from such party to Prime Landlord and promptly to deliver to the other party a copy of any notice, demand, request, consent or approval received from Prime Landlord. Such copies shall be delivered by overnight commercial courier.

     28. PROVISIONS REGARDING SUBLEASE. This Sublease and all the rights of parties hereunder are subject and subordinate to the Prime Lease. Unless otherwise agreed by the Prime Landlord, the termination or cancellation of the Prime Lease shall constitute a termination or cancellation of this Sublease. Accordingly, unless otherwise agreed by the Prime Landlord should any default occur under the Prime Lease, which permits termination or cancellation of the Prime Lease, this Sublease shall be terminated and Subtenant deprived of possession, even if Subtenant is in full compliance and not in default under this Sublease. Each party agrees that it will not, by its act or omission to act, cause a default under the Prime Lease. In furtherance of the foregoing, the parties hereby confirm, each to the other, that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Prime Lease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to Subtenant the benefits of this Sublease and of those provisions of the Prime Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect Sublandlord against a default by Subtenant which might cause a default or event of default by Sublandlord under the Prime Lease:

          A. Provided Subtenant shall timely pay all Rent when and as due under this Sublease, Sublandlord shall pay, when and as due, all base rent, additional rent and other charges payable by Sublandlord to Prime Landlord under the Prime Lease;

          B. Except as otherwise expressly provided herein, Sublandlord shall perform its covenants and obligations under the Prime Lease which do not require for their performance possession of the Premises and which are not otherwise to be performed hereunder by Subtenant on behalf of Sublandlord. For example, Sublandlord shall at all times keep in full force and effect all insurance required of Sublandlord as tenant under the Prime Lease.

          C. Except as otherwise expressly provided herein, Subtenant shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Prime Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Premises. Sublandlord shall have the right to enter the Premises upon reasonable notice to Subtenant, to cure any default by Subtenant under this Section.

          D. Sublandlord shall not agree to an amendment to the Prime Lease which might have a material adverse effect on Subtenant's occupancy of the Premises or its use of the Premises for their intended purpose, unless Sublandlord shall first obtain Subtenant's prior written approval thereof.

          E. Sublandlord hereby grants to Subtenant the right to receive all of the services and benefits with respect to the Premises which are to be provided by Prime Landlord under the Prime Lease. Sublandlord shall have no duty to perform any obligations of Prime Landlord which are, by their nature, the obligation of an owner or manager of real property. For example, Sublandlord shall not be required to provide the services or repairs which the Prime Landlord is required to provide under the Prime Lease. Sublandlord shall have no responsibility for or be liable to Subtenant for any default, failure or delay on the part of Prime Landlord in the performance or observance by Prime Landlord of any of its obligations under the Prime Lease, nor shall such default by Prime Landlord affect this Sublease or waive or defer the performance of any of Subtenant's obligations hereunder except to the extent that such default by Prime Landlord excuses performance by Sublandlord, under the Prime Lease. Notwithstanding the foregoing, the parties contemplate that Prime Landlord shall, in fact, perform its obligations under the Prime Lease and in the event of any default or failure of such performance by Prime Landlord, Sublandlord agrees that it will, upon notice from Subtenant, make demand upon Prime Landlord to perform its obligations under the Prime Lease and, provided that Subtenant specifically agrees to pay all costs and expenses of Sublandlord and provides Sublandlord with security reasonably satisfactory to Sublandlord to pay such costs and expenses, Sublandlord will take appropriate legal action to enforce the Prime Lease.

          F. Subtenant shall have the right to perform any obligations or cure any defaults of Sublandlord as tenant under the Prime Lease in order to prevent cancellation or termination of the Prime Lease.

     29. ADDITIONAL SERVICES. Sublandlord shall cooperate with Subtenant to cause Prime Landlord to provide services required by Subtenant in addition to those otherwise required to be provided by Prime Landlord under the Prime Lease. Subtenant shall pay Prime Landlord's charge for such services promptly after having been billed therefor by Prime Landlord or by Sublandlord. If at any time a charge for such additional services is attributable to the use of such services both by Sublandlord and by Subtenant, the cost thereof shall be divided between Sublandlord and Subtenant per the percentage set forth in Section 1(M).

     30. PRIME LANDLORD'S CONSENT. This Sublease and the obligations of the parties hereunder are expressly conditioned upon Sublandlord's obtaining prior written consent hereto by Prime Landlord which such consent is attached hereto as Exhibit "D". Subtenant shall promptly deliver to Sublandlord any information reasonably requested by Prime Landlord (in connection with Prime Landlord's approval of this Sublease) with respect to the nature and operation of Subtenant's business and/or the financial condition of Subtenant. Sublandlord and Subtenant hereby agree, for the benefit of Prime Landlord, that this Sublease and Prime Landlord's consent hereto shall not: (a) create privity of contract between Prime Landlord and Subtenant; (b) be deemed to have amended the Prime Lease in any regard (unless Prime Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as waiver of Prime Landlord's right to consent to any assignment of the Prime Lease by Sublandlord or any further subletting of premises leased pursuant to the Prime Lease, or as a waiver of Prime Landlord's right to consent to any assignment or subletting by Subtenant of this. Prime Landlord's consent shall, however, be deemed to evidence Prime Landlord's agreement that Subtenant may use the Premises for the purpose set forth in Section 1(R) and that Subtenant shall be entitled to any waiver of claims and of the right of subrogation for damage to Prime Landlord's property if and to the extent that the Prime Lease provides such waivers for the benefit of Sublandlord. If Prime Landlord fails to consent to this Sublease within fifteen (15) days after the execution and delivery of this Sublease, either party shall have the right to terminate this Sublease by giving written notice thereof to the other at any time thereafter, but before Prime Landlord grants such consent.

     31. BROKERAGE. Each party warrants to the other that it has had no dealings with any broker or agent in connection with this Sublease other than the Broker as specified in Section 1(O), whose commission shall be paid by Sublandlord, and covenants to pay, hold harmless and indemnify the other party from and against any and all costs (including reasonable attorneys' fees), expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Sublease or the negotiation thereof on behalf of such party.

     32. FORCE MAJEURE. Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Sublease on Landlord's part to be performed, if Landlord's failure to timely perform same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, acts caused directly by Subtenant or Subtenant's agents, employees and invitees or any other cause beyond the reasonable control of Sublandlord. This Section shall not be applicable, however, if Sublandlord's failure timely to perform creates a default by Sublandlord under the prime Lease.

     33.  ADDITIONAL PROVISIONS

          A. The captions or headings of the Sections of this Sublease for convenience only, and shall not control or affect the meaning or construction of any of the terms or provisions of this Sublease.

          B. This Sublease shall be governed and construed according to the laws of the Commonwealth of Pennsylvania.

          C. This Sublease contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or other negotiations, representations, understandings and agreements of, by or among the parties, express or implied, oral or written, which are fully merged herein.

          D. This Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Sublease shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected on this Sublease as the signatories.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

                                 SUBLANDLORD:

                                 I-FRONTIER CORP.

                                 By: /s/ Brad Aronson

                                    Name/Title: BRAD ARONSON, PRESIDENT

                                 Attest: /s/ Christina Lockhorn

                                        Name/Title: Christina Lockhorn,
                                                    Exec. Assistant

                                 SUBTENANT:

                                 GLOBAL AFFILIATES, INC.

                                 By: /s/ Michael Cassady

                                    Name/Title: MICHAEL CASSADY, VICE PRESIDENT

                                 Attest: /s/ Michael Georgianna

                                        Name/Title:

                                   EXHIBIT A-1

                                PLAN OF PREMISES

                                   EXHIBIT A-2

                             DESCRIPTION OF PROPERTY

                                   EXHIBIT A-2

                          LEGAL DESCRIPTION OF PROPERTY

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected, SITUATE in the 5th Ward of the City of Philadelphia, described according to a Plan of Property made for Brown and Bailey Company, a Pennsylvania Corporation by Ben H. Joseph, Surveyor and Regulator of the 3rd District, dated December 5, 1956, and further described as follows, to wit:

BEGINNING at the intersection of the Northerly side of Willow Street (30 feet wide) with the Westerly side of Franklin Street (50 Feet wide); thence extending North 86 degrees 20 minutes 28 seconds West along the Northerly side of Willow Street 109 feet 11 inches to a point; thence extending North 6 degrees, 4 minutes, 43 seconds East 86 feet 7-3/4 inches to a point; thence extending North 85 degrees 49 minutes 41 seconds West 128 feet 1/8 of an inch to a point on the Easterly side of 8th Street (43 feet wide), which at that point is a distance of 88 feet 3-3/8 inches measuring Northwardly along the said side of 8th Street from the Northerly side of Willow Street; thence extending North 4 degrees 10 minutes 19 seconds East along the Easterly side of 8th Street 150 feet to a point on the Southerly side of an alley 2 feet 6 inches wide; thence extending South 85 degrees 49 minutes 41 seconds East partly along the Southerly side of the said 2 feet 6 inches wide alley 133 feet 1/8 of an inch to a point; thence extending South 6 degrees 4 minutes 43 seconds West 67 feet 10-5/8 inches to a point; thence extending South 85 degrees 3 minutes 17 seconds East partly through a wall 104 feet 3-5/8 inches to a point along the Westerly side of Franklin Street; thence extending South 4 degrees 10 minutes 19 seconds West along the Westerly side of Franklin Street 166 feet 4-1/4 inches to the first mentioned intersection and place of beginning.

ALSO ALL THAT CERTAIN lot or piece of ground, SITUATE in the 5th Ward of the City of Philadelphia described as follows, to wit:

BEGINNING at a point on the Westerly side of Willow Street (30 feet wide) which point is measured Southwestwardly along the said Northeasterly side of Willow Street the distance of 138 feet 6-

1/2 inches more or less from a point of intersection formed by the said Northeasterly side of Willow Street and the Northwesterly side of 7th Street (50 feet wide) thence extending from said point of beginning Southwestwardly along the said Northeasterly side of Willow Street the distance of 24 feet 10-5/8 inches more or less to a point; thence Northeastwardly 166 feet 4 inches more or less to a point; thence Northwestwardly 105 feet more or less to a point; thence Northeastwardly 67 feet 10-5/8 inches more or less to a point on the Southwesterly end of a Three feet wide alley which leads Northeastwardly; thence Southeastwardly crossing the said Southwesterly end of the 3 feet wide alley 127 feet 0-1/4 inches more or less to a point; thence Southwestwardly 233 feet 2-7/8 inches more or less to a point on the said Northeasterly side of Willow Street, being the first mentioned point and place of beginning.

ALL THAT CERTAIN lot or piece of ground, SITUATE in the 5th Ward of the City of Philadelphia, described according to a Survey and Plan of Properties made for Phillips and Jacobs, Inc., and Somerset Knitting Mills by Harry E. O'Keefe, Sr., Acting Surveyor and Regulator of the 3rd District, dated November 26, 1974, to wit:

BEGINNING at a point on the Northerly side of Willow Street (30 feet wide) measured South 88 degrees 45 minutes 31 seconds West along the said Northerly side of Willow Street the distance of 9 feet 1/2 inch from an angle point which angle point is measured South 88 degrees 55 minutes 41 seconds West along the said Northerly side of Willow Street the distance of 113 feet 5-1/4 inches from the Westerly side of 7th Street (50 Feet wide); thence extending South 88 degrees 45 minutes 31 seconds West along the said Northerly side of Willow Street the distance of 16 feet 7/8 inches to a point; thence North 4 degrees 10 minutes 32 seconds East 233 feet 2-7/8 inches to a point; thence South 85 degrees 49 minutes 28 seconds East 16 feet 0 inches to a point; thence South 4 degrees 10 minutes 32 seconds West 231 feet 8-5/8 inches to a point on the said Northeasterly side of Willow Street being the first mentioned point and place of beginning.

BEING the same premises which Philadelphia Industrial Development Corporation, a Pennsylvania Corporation and Phillips and Jacobs

Incorporated, a Pennsylvania Corporation, by Deed dated April 20, 1979 and recorded in the Office for the Recording of Deeds in and for the City and County of Philadelphia, Commonwealth of Pennsylvania in Deed Book DCC 1931 page 197, granted and convey unto Philadelphia Authority form Industrial Development, its successors and assigns, in fee.

                                    EXHIBIT B

                     DESCRIPTION OF ALTERATIONS BY LANDLORD

[LETTER HEAD OF i-FRONTIER]

EXHIBIT B

DESCRIPTION OF ALTERATIONS BY LANDLORD

  .    Install two 208 outlets in the server room

  .    8-foot wall sections in kitchen: join the two to create one wall

  . Full wall behind the 8-ft wall sections: cut one large opening, approx. 8 ft tall and 8 ft wide in one section, closest to the door

  . Lighting: Track lighting to be placed only in area where corporate sign would go. In all other areas, alternate pendants were chosen (cord-hung metal shades, color--> brushed steel).

  .    Carpet: alternate carpet was chosen; same color as on 2nd floor

  . Shower: to be placed in kitchen (in location to be decided by Global Fit) with small room surrounding it

                              RULES AND REGULATIONS

                                   EXHIBIT "C"

                               RULES & REGULATIONS

Referred to in the Foregoing Lease, and Forming a Part Thereof

     1. The sidewalks, halls, passages, elevators and stairways outside of the Demised Premises shall not be obstructed by any of the tenants, nor used by them for any other purpose than for ingress and egress to and from their respective offices, nor shall they be used as a waiting or lounging place for tenants, tenants' employees or those having business with tenants. The halls, passages, elevators, stairways and roofs are not for the use of the general public, and Landlord retains in all cases the right to control and prevent access to any part of said building, or of any adjoining building, of all persons whose presence, in the judgment of Landlord or Landlord's employees, will be prejudicial to the safety, character, reputation or interests of the building and its Tenants. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the building during the continuance of the same by closing the doors or otherwise for the safety of tenants and the protection of property in said building.

     2. The floors, walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passage-ways, or into any place in said building, shall not be covered or obstructed by any of the tenants. The toilet-rooms, water-closets, sinks, and other water apparatus shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, ashes, chemicals, or refuse from electric batteries or other unsuitable substances, shall be thrown or placed therein. Any damage resulting from such misuse or abuse shall be borne and immediately paid by the tenant by whose employees it shall have been caused.

     3. Nothing shall be placed by tenants or their employees on the outside of the building, or on the windows, window-sills or projections.

     4. Each tenant must upon surrendering possession at the termination of the foregoing lease deliver to Landlord all keys of said demised premises, and of water-closets and toilet-rooms appurtenant thereto, and leave the windows and doors in the demised premises in like condition as at the date of said lease.

     5. Landlord retains in all cases the right to prescribe the method and manner in which any merchandise, furniture, iron safe or heavy or bulky object shall be brought in or taken out of the said building, and hours at which the same shall be done, and further retains the right to limit and prescribe the weight, size and proper position thereof, and all damage done to the building by the bringing in or taking out thereof, or by reason of the presence thereof in the building, shall be made good and immediately paid by the tenant by, through or under whom the said damage may have been done. No ironsafe or other heavy or bulky object shall be brought into the building or removed therefrom, except by experienced safe men, movers or riggers, authorized in writing by Landlord. Tenants shall notify the Superintendent of the weight or size of the safe, or other such heavy or bulky object, and arrange with him as to time, method and manner for receiving or delivering the same.

     6. Shades, blinds and curtains installed by any tenant shall be of the material, style, form and color adopted by Landlord for the building, and no tenant shall put up any that do not conform to such standard. Tenants shall have the right to remove such shades, blinds and curtains at the expiration of the lease.

     7. Landlord shall have the right, in person or by agent or agents, to enter any premises at reasonable hours in the day or night on reasonable advanced written notice, to examine the same, or to run telegraph or other electric wires, steam plumbing or other pipes or (without being under any obligation so to do) to make such repairs, additions and alterations as Landlord shall deem necessary for the safety, improvement, preservation or restoration of the said building, or for the safety or convenience of the present or future occupants thereof, and to suspend the supply of light, heat and water during the making of such repairs, additions and alterations, and also to enter and exhibit any premises to be let. In the exercise of any of the above rights Landlord will not unreasonably interfere with Tenant's occupancy and will use its best efforts to minimize any suspension of services above mentioned.

     8. Landlord reserves the right to require that any office shall not be used by tenants or others for an employment agency, or for securing employees other than those to be employed on the demised premises, or for the payment of salaries or wages to employees or persons who are not actually employed in the building.

     9. Tenants, their employees, or others, shall not make or commit any improper noises or disturbances of any kind in the building, smoke in the elevators, mark or defile the elevators, water-closets, toilet-rooms, or the walls, windows, doors or any other part of the building, nor interfere in any way with other tenants or those having business in the building. Subject to the provisions of Section 11(a) and 19 hereof, Tenants shall be liable for all damage to the building done by their employees.

     10. No carpet, rug or other article shall be hung or shaken out of the building, and nothing shall be thrown by the tenants or tenants' employees nor be allowed by them to drop, out of the windows or doors, or down the passages or wells or ventilators of the building; and no tenant shall sweep or throw, or permit to be swept or thrown from the leased premises, any dirt or other substance into any of the corridors or halls, elevators or stairways of said building, or into any of the light-shafts or ventilators thereof, or upon any adjoining building or roof.

     11. Except as provided in the Office Lease, animals shall be kept in or about the premises.

     12. If tenants desire to introduce signaling, telegraphic, telephonic or other wires and instruments, Landlord will direct the electricians as to where and how the same are to be placed, and without such direction, no placing, boring or cutting of wires will be permitted. Landlord retains in all cases the right to require the placing and using of such electrical protecting devices to prevent the transmission of excessive currents of electricity into or through the building, and require the changing of wires and of their placing and arrangements under ground or otherwise as Landlord may direct, and further, to require compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. Notice requiring such changing of wires and their replacing and rearrangement given by Landlord to any company or individual furnishing service by means of such wires to any tenant, shall be regarded as notice to such tenant and shall take effect immediately. All wires used by tenants must be clearly tagged at the distributing boards and junction-boxes and elsewhere in the building, with the number of the office to which said wires lead, and the purpose for which said wires respectively are used, together with the name of the company operating same.

     13. A directory in a conspicuous place on the first floor, with the names of tenants, will be provided by Landlord.

     14. Tenants shall not keep or use or allow to be used on the demised premises any article having an offensive odor, nor any ether, naphtha, phosphorus, benzol, gasoline, benzine, petroleum or any product thereof, crude or refined earth or coal oils, flashlight powder, or other explosive, kerosene, camphene, burning fluid or other illuminating material, except gas, electric light or candles.

     15. Subject to the provisions of Section 33 of the Lease, no tenant and no employees of any tenant shall go upon the roofs of said building or any adjoining buildings, without the written consent of Landlord.

     16. The delivery of towels, ice water, newspapers and other supplies to tenants in the building, will be permitted only under the direction, control and supervision of the Landlord.

     17. The use of any space in the building as sleeping apartments is prohibited.

                               LANDLORD'S CONSENT

     I-FRONTIER, CORP. ("Sublandlord") and GLOBAL AFFILIATES, INC. ("Subtenant") have entered into a Sublease for 7,825 rentable square feet ("Sublease Premises") on the fifth floor of the property known as 417 North Eighth Street, Philadelphia, PA (the "Property"). The Sublease Premises constitutes a portion of the Demised Premises leased by Sublandlord from 417 North Eighth Street Associates ("Prime Landlord"). The Sublease provides for a free rent period from September 1, 2001 to April 30, 2002.

     Subtenant has requested that Sublandlord agree to give it some protection from being removed from the Demised Premises if the Sublandlord does not honor all of its obligations under the Prime Lease with Prime Landlord. Prime Landlord is willing to give some protection in this regard to Subtenant provided that it suffers no economic loss under the Prime Lease with respect to the Sublease Premises. The Prime Lease requires the consent of the Prime Landlord to sublease the Demised Premises.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby confirmed, Prime Landlord and Subtenant hereby agree as follows:

     1. Consent to Sublease. Prime Landlord hereby consents to the Sublease to Subtenant in the form attached hereto.

     2. Covenant of Nondisturbance. So long as Sublandlord is not in default in the performance of its obligations under the Prime Lease with respect to the Demised Premises (after the expiration of any applicable notice and/or grace periods under the Prime Lease), Prime Landlord shall not disturb, diminish or interfere with Subtenant's possession of the Demised Premises or Subtenant's other rights and privileges under the Sublease, in the exercise by Prime Landlord of any of its rights under the prime lease or otherwise available at law or in equity. Should Sublandlord be in default of its obligations under the Prime Lease with respect to the Sublease Premises, Prime Landlord will notify Subtenant of such default and Subtenant shall have fifteen (15) days to cure such default and Prime Landlord hereby agrees to accept performance by Subtenant as performance by Sublandlord under the Prime Lease. For example, if Sublandlord defaults on the payment of rent under the Prime Lease during the period from September 1, 2001 to April 30, 2002 (during which period Subtenant is not obliged to pay rent) and if Subtenant wishes to remain in the Sublease Premises, it will have to pay the rent (and honor all other obligations respecting the Sublease Premises under the Prime Lease) respecting the Sublease Premises under the Prime Lease in order to remain in possession.

     3. Termination of Prime Lease. If, prior to the expiration of the term of the Sublease (as the Sublease may be renewed in accordance with its terms), the Prime Lease or Sublandlord's right of possession is terminated for any reason, the Sublease shall continue as a direct lease between Prime Landlord and Subtenant for the balance of the unexpired term of the Sublease so long as all of the terms of the Prime Lease and

Sublease with respect to the Sublease Premises are honored by the Subtenant. For example, if the Prime Lease is terminated during the period September 1, 2001 to April 30, 2002, the Sublease shall continue as a direct lease so long as Subtenant pays the rent attributable to the Sublease Premises due under the Prime Lease for such period so that Prime Landlord receives all of the benefits it would otherwise receive under the terms of the Prime Lease and Sublease with respect to the Sublease Premises. Upon termination of the Prime Lease or Sublandlord's right of possession as aforesaid, Prime Landlord and Subtenant shall each execute such attornment and other agreements as the other may reasonably request to confirm the foregoing.

                                 PRIME LANDLORD:

                                 417 NORTH EIGHTH STREET ASSOCIATES
                                 By: PNA-417, LLC, its sole general partner

Dated: September 12, 2001        By: /s/ Peter L Shaw
                                 Peter L. Shaw, Managing Member

                                 SUBTENANT:

                                 GLOBAL AFFILIATES, INC.

                                 By: /s/ Michael Cassady
                                 Name/Title  VICE PRESIDENT

                                 Attest:/s/ Michael Caulk
                                 Name/Title CONTROLLER

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